Exhibit 10.43

FIFTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

AND AGREEMENT TO ENTER INTO GROUND LEASE

THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND AGREEMENT TO ENTER INTO GROUND LEASE (“Amendment”) is made and entered into as of the 12th day of August, 2010, by and among DOUGLAS E. RABE, AS SUCCESSOR TRUSTEE PURSUANT TO THE FMC LAND TRUST AGREEMENT NUMBER 1001, AND NOT INDIVIDUALLY (“FMC Seller”), TENET HIALEAH HEALTHSYSTEM, INC., a Florida corporation (“Hialeah Seller”), TENET HEALTHSYSTEM NORTH SHORE, INC., a Florida corporation (“North Shore Seller”), LIFEMARK HOSPITALS, INC., a Delaware corporation (“Palmetto Seller”), TENET GOOD SAMARITAN, INC., a Florida corporation (“Samaritan Seller”), and TENET ST. MARY’S INC., a Florida corporation (“St. Mary’s Seller”) (collectively called “Seller”), and APPLEFIELD WAXMAN CAPITAL, INC., a Florida corporation (“Buyer”).

R E C I T A L S:

A.                                    Seller and Buyer entered into that certain Purchase and Sale Agreement and Agreement to Enter into Ground Lease with an effective date of May 27, 2010 (the “Original Agreement”), pursuant to which Buyer agreed to acquire and Seller agreed to sell certain real property located in Fort Lauderdale, Hialeah, Miami and West Palm Beach, Florida, as amended by that certain Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated June 25, 2010 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated July 19, 2010 (the “Second Amendment”), that certain Third Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated July 28, 2010 (the “Third Amendment”), and that certain Fourth Amendment to Purchase and Sale Agreement and Agreement to Enter into Ground Lease dated August 4, 2010 (the “Fourth Amendment”) (the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, are collectively referred to as the “Agreement”).

B.                                    Seller and Buyer desire to amend the Agreement upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the terms, conditions and covenants contained in the Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1.                                      Recitals Incorporated; Certain Defined Terms. The foregoing recitals are true and correct. Unless otherwise defined herein, capitalized terms herein shall have the same meaning as ascribed to them in the Agreement.

2.                                      Purchase Price. Section 1.27 of the Agreement is deleted and replaced with the following:

1.27                        Purchase Price. The term “Purchase Price” shall mean the sum of Forty-Seven Million One Hundred Three Thousand Seven Hundred Nine Dollars ($47,103,709), and payable as set forth in Section 2.2.

3.                                      Inspection Period/Second Deposit. Subject to the terms of this Amendment, pursuant to Section 3.5 of the Agreement, Buyer elects to proceed to close under the Agreement, accepts the Property in its “as is” condition and, simultaneous with the execution of this Amendment, submits the Second Deposit to Escrow Holder, as required by Section 2.2.2 of the Agreement. Buyer hereby waives any and all right to terminate or otherwise cancel the Agreement pursuant to Section 3.5 of the Agreement. In addition, except as set forth in Section 7 below, Buyer hereby waives any and all title, survey, zoning or land use objections related to the Property, and agrees to accept title to the Property at Closing in its “as-is” condition, subject to (i) the terms of Section 3.3 of the Agreement concerning New Title Objections, and (ii) Seller’s obligation to deliver the closing documents at Closing in accordance with the terms of the Agreement, as amended by this Amendment.

4.                                      Contingency for Finalizing Forms of Certain Closing Documents, Parking. Buyer and Seller acknowledge that, as of the date of this Amendment, the parties have not finalized (a) the forms for the Ground Lease, REA, or the tenant space lease, (b) the allocation of the Purchase Price as to each Property, and (b) the use, after Closing, of parking spaces in the Pal-Med garage adjacent to the Palmetto Medical Building by tenants of the Palmetto Medical Building. Following the execution of this Amendment, the parties shall endeavor, in good faith, to finalize the forms of the aforementioned closing documents and agree upon the Purchase Price allocation and the use of parking spaces in the Pal-Med garage. If the parties are unable to agree upon the foregoing within fifteen (15) days after the date of this Amendment, then the Agreement shall automatically terminate, in which case the Deposit shall be forthwith returned to Buyer and Buyer and Seller shall be relieved, as to each other, of all obligations under the Agreement, except as otherwise provided in the Agreement, as amended by this Amendment.

5.                                      Closing Date/Extension. The Closing Date, as defined in Section 1.3 of the Agreement, is hereby modified to be September 8, 2010. Provided that Buyer is not in default under the terms of the Agreement, as amended by this Amendment, Buyer, at Buyer’s option, shall have the right to extend the Closing Date to be October 8, 2010, which may be exercised by Buyer, if at all, by delivery, not later than 2:00 pm Dallas, Texas time on September 1, 2010, of the following: (i) written notice to Seller of Buyer’s election to extend the Closing Date pursuant to the terms of this Section; and (ii) an additional Five Hundred Thousand Dollar ($500,000.00) deposit in immediately available funds by wire transfer (the “Extension Deposit”) to the Escrow Holder and as a condition to the effectiveness of such extension. Upon payment of the Extension Deposit, the Extension Deposit shall become part of the Deposit, as defined in Section 1.7 of the Agreement.

6.                                      3-14 Financial Audit Assistance. For a period up to seventy-five (75) days post-closing, and provided the request does not unduly burden the local hospital administrators, and at no cost or expense to Seller, Seller agrees to continue to provide 3-14 financial audit assistance and accounting data room access to Buyer and its accounting consultant. This provision shall survive Closing.

7.                                      Title.

(a)                                 Notwithstanding Section 3.4 of the Agreement to the contrary, Seller agrees that it shall perform the following at or prior to Closing:

(i)                                     Seller will obtain satisfaction and release of, cure, remove from the Title Reports, insure over, or bond off, those certain claims of lien attached hereto as Exhibit “A” and made a part hereof; and

(ii)                                  As to the Victor Farris Building, Seller will execute and deliver the termination of lease in the form attached hereto as Exhibit “B” and made a part hereof.

(b)                                 Notwithstanding Section 3.4 of the Agreement to the contrary, with respect to the outstanding Notices of Commencement referenced in the Title Report which may affect all or any portion of the Properties (“NOC’s”), Seller shall continue to work to meet prior to Closing those requirements of the Title Company which are acceptable to Seller, in Seller’s sole discretion, to allow the Title Company to be able to insure title to the Properties without any exceptions for such outstanding NOC’s. It shall be a condition precedent to Buyer’s obligation to close that the Title Company will insure, at Closing, title to the Properties without any exception for such outstanding NOC’s.

8.                                 Full Force and Effect. This Amendment is a part of the Agreement; provided, however, that in the event that there are any inconsistencies between the terms and provisions of this Amendment and the remaining portions of the Agreement, the terms and provisions of this Amendment shall govern, control and prevail. In all other respects, the Agreement shall be unchanged and shall remain in full force and effect. As an inducement to enter into this Amendment, Seller and Buyer each represent and warrant to the other, as applicable (i) that the execution and delivery of this Amendment has been fully authorized by all necessary action, (ii) that the person signing this Amendment has the requisite authority to do so and the authority and power to bind the party on whose behalf they have signed, and (iii) that to the best of their knowledge and belief, neither party is in default under the Agreement as of the date of this Amendment, and this Amendment is valid, binding and legally enforceable in accordance with its terms.

9.                                 Counterparts. This Amendment may be executed in any number of identical counterparts, any or all of which may contained the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument. This Amendment may be executed by facsimile or “.pdf” signatures and a facsimile or “.pdf” of a signature shall have the same legal effect as an originally drawn signature.

10.                               Binding Effect; Entire Agreement; Governing Law. This Amendment is binding upon and inures to the benefit of the successor and permitted assigns of the parties. The Agreement as amended by this Amendment embodies the complete agreement between the parties with respect to the subject matter hereof. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

11.                               Miscellaneous. The captions appearing in this Amendment are for convenience only and no way define, limit, construe or describe the scope or intent of any section or paragraph. This Amendment shall not be construed more or less favorably with respect to either party as a consequence of the Amendment or various provisions hereof have been drafted by one of the parties hereto.

[SIGNATURES APPEAR ON NEXT PAGES]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day, month and year first written above.

SELLER:

/s/ Douglas E. Rabe
DOUGLAS E. RABE, AS SUCCESSOR
TRUSTEE PURSUANT TO THE FMC
LAND TRUST AGREEMENT NO. 1001

TENET HIALEAH HEALTHSYSTEM, INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

TENET HEALTHSYSTEM NORTH SHORE, INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

LIFEMARK HOSPITALS, INC., a Delaware corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

TENET GOOD SAMARITAN, INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

TENET ST. MARY’S INC., a Florida corporation

By:	/s/ Nicholas R. Bonrepos
Name:	Nicholas R. Bonrepos
Title:	Authorized Signatory

BUYER:

APPLEFIELD WAXMAN CAPITAL, INC., a Florida corporation

By:	/s/ Brian K. Waxman
Name:	Brian K. Waxman
Title:	President

EXHIBIT “A”

COPIES OF CLAIMS OF LIEN

[SEE ATTACHED]

CFN 20090329766

OR BK 23458 PG 1745

Recording requested by: One Call Property Services, Inc.
When recorded, mail to:
Name: Tenant Good Samaritan, Inc.	Space above reserved for use by Recorders Office
Address: PO Box 92129	Document prepared by:
City: Southlake	Name: One Call Property Services, Inc.
State/Zip: TX, 76092	Address: 5955 SE Federal Hwy #405
City/State/Zip: Stuart, FL 34997

Claim of Lien State of: Florida County of: Palm Beach	RECORDED 09/23/2009 12:57:27 Palm Beach County, Florida Sharon R. Bock, CLERK & COMPTROLLER Pg 1745; (1pg)

I, Tammy Ambrosius, being duly sworn, state the following: In accordance with an agreement to provide labor and/or material, I did furnish the following labor and/or materials:

Remediation and Reconstruction after water heater overflowed on the 9th Floor, (Flooding the floors below)

on the following described real property located in Palm Beach County, State of Florida, commonly known as: 1411 N Flagler Drive, West Palm Beach, FL 33401 and legally described as:

15-43-43, S 165 Ft of N 495 Ft of Gov Lt 6 (74-43-43-15-00-006-0100)

which property is owned by Tenant Good Samaritan, Inc., whose address is PO Box 92129, Southlake, TX, 76092-0102, of a total value of $112,086,85 of which there remains unpaid $112,086,85, and I further state that I furnished the first of the items on the date of June 21st 2009, and the last of the items on the date of July 14th 2009.

I hereby, under the laws of the State of Florida, claim a lien against the above-described property in the amount of money, stated above, which remains unpaid to me.

/s/ Tammy Ambrosius	Tammy Ambrosius - President
Signature of Person Claiming Lien	Name of Person Claiming Lien
Address of Person Claiming lien:
5955 SE Federal Hwy #405
Stuart, FL 34997

On Sept 10th 2009, Tammy Ambrosius came before me personally and, under oath, stated that he/she is the person described in the above document and that he/she signed the above document in my presence.

/s/ Kathleen Wilson	{Seal}
Notary Signature

Notary Public, In and for the County of Martin, State of Florida My commission expires: 10/23/2011

1

FILE NUM 20090357935 OR BOOK/PAGE 23493/0826 DATE: 10/14/2009 13:02:54 Pg 0826: (1pg)

Sharon R. Bock, CLERK & COMPTROLLER

Recording requested by: One Call Property Services Inc.
When recorded, mail to:
Name: Tenant Good Samaritan. Inc.	Space above reserved for use by Recorders Office
Address: PO Box 92129	Document prepared by:
City: Southlake	Name: One Call Property Services, Inc.
State/Zip: TX, 76092	Address: 5955 SE Federal Hwy #405
City/State/Zip: Stuart, FL 34997

Amended Claim of Lien

State of: Florida

County of: Palm Beach

I, Tammy Ambrosius, being duly sworn, state the following: In accordance with an agreement to provide labor and/pr material, I did furnish the following labor and/or materials:

Remediation after water heater overflowed on the 9th Floor, (Flooding the floors below)

on the following described real property located in Palm Beach County, State of Florida, commonly known as: 1411 N Flagler Drive, West Palm Beach, FL 33401 and legally described as:

15-43-43, S 165 Ft of N 495 Ft of Gov Lt 6 (74-43-43-15-00-006-0100)

which property is owned by Tenant Good Samaritan, Inc., whose address is PO Box 92129, Southlake, TX, 76092-0102, of a total value of $123,711,69 of which there remains unpaid $123,711.69, and I further state that I furnished the first of the items on the date of June 21st 2009, and the last of the items on the date of July 14th 2009.

I hereby, under the laws of the State of Florida, claim a lien against the above-described property in the amount of money, stated above, which remains unpaid to me.

/s/ Tammy Ambrosius	Tammy Ambrosius - President
Signature Person Claiming Lien	Name of Person Claiming Lien
Address of Person Claiming lien:
5955 SE Federal Hwy #405
Stuart, FL 34997

On Sept 10th 2009, Tammy Ambrosius came before me personally and, under oath, stated that he/she is the person described in the above document and that he/she signed the above document in my presence.

/s/ Kathleen Wilson	{Seal}
Notary Signature

Notary Public, In and for the County of Martin, State of Florida My commission expires: 10/23/2011

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FILE NUM 20090382683 OR BOOK/PAGE 235250678 DATE: 11/02/2009 16:04:03 Pg 0678: (1pg) Sharon R. Bock, CLERK & COMPTROLLER

WARNING!

THIS LEGAL DOCUMENT REFLECTS THAT A CONSTRUCTION LIEN HAS BEEN PLACED ON THE REAL PROPERTY LISTED HEREIN. UNLESS THE OWNER OF SUCH PROPERTY TAKES ACTION TO SHORTEN THE TIME PERIOD, THIS LIEN MAY REMAIN VALID FOR ONE YEAR FROM THE DATE OF RECORDING, AND SHALL EXPIRE AND BECOME NULL AND VOID THEREAFTER UNLESS LEGAL PROCEEDINGS HAVE BEEN COMMENCED TO FORECLOSE OR TO DISCHARGE THIS LIEN.

SECOND AMENDED CLAIM OF LIEN

State of Florida

County of Palm Beach

Before me, the undersigned notary public, personally appeared Tammy Ambrosius, who was duly sworn and says that she is the President of the lienor herein, One Call Property Services, Inc., whose address is 7190 SE Federal Highway #4, Stuart, FL 34997; and that in accordance with a contract with Tenant Good Samaritan, Inc., lienor furnished labor, services, or materials consisting of remediation after water heater overflowed on the 9th floor including remediation work to floors below, on the following described real property in Palm Beach County, Florida; 1411 N. Flagler Dr., West Palm Beach, FL 33401.

15-43-43- S 165 Ft of N495 Ft of Gov Lt 6 (74-43-43-15-00-006-0100).

owned by Tenant Good Samaritan, Inc., whose address is P.O. Box 92129, Southlake, TX, 76092-0102, of a total value of $123,711,69, of which there remains unpaid $123,711,69, and furnished the first of the items on June 21, 2009, and the last of the items on July 24, 2009.

/s/ Tammy Amprosius
Tammy Amprosius

Sworn to and subscribed before me this 30th day October of 2009, by Tammy Ambrosius..

(Signature of Notary Public - State of Florida)

(Print Type, or Stamp Commissioned Name of Notary Public)

Personally Known ☒ OR Produced Identification ☐

Type of Identification Produced [ILLEGIBLE]

/s/ Kathleen Wilson	(Seal)
Notary Signature

Notary Public, In and for the County of Martin State of Florida My commission expires: 10/23/2011

1

CLAIM OF LIEN [ILLEGIBLE]	RAMCO FORM 129%

Claim of Lien

Name:	R.E.N.O. INC.

Address:	7274 S.W. 48 Street
Miami, FL 33155

This Instrument Prepared by:
Name:	MBZ SERVICES / ZAHLENE ENGINEERING
8788 NW 181 STREET
Address:	MIAMI FLORIDA 33018
BEATRIZ ZAHLENE

Property [ILLEGIBLE]

Folio Number(1):

SPACE ABOVE THIS LINE FOR RECORDING DATA	SPACE ABOVE THIS LINE FOR RECORDING DATA

THIS LEGAL DOCUMENT REFLECTS THAT A CONSTRUCTION LIEN HAS BEEN PLACED ON THE REAL PROPERTY LISTED HEREIN. UNLESS THE OWNER OF SUCH PROPERTY TAKES ACTION TO SHORTEN THE TIME PERIOD, THIS LIEN MAY REMAIN VALID FOR ONE YEAR FROM THE DATE OF RECORDING, AND SHALL EXPIRE AND BECOME NULL AND VOID THEREAFTER UNLESS LEGAL PROCEEDINGS HAVE BEEN COMMENCED TO FORECLOSE OR TO DISCHARGE THIS LIEN.

STATE OF FLORIDA
COUNTY OF MIAMI DADE

Before me, the undersigned Notary Public, personally appeared BEATRIZ ZAHLENE Who was duly sworn and says that he is (the lienor herein) (the agent of the lienor herein)

(DELETE ONE)

MBZ SERVICES / ZAHLENE ENGINEERING

(Lienor’s Name)

whose address is 8788 NW 181 STREET, MIAMI FLORIDA 33018.

(Lienor’s Address)

and that in accordance with a contract with THOMASEVICH CONST INC.

11201 LAUREL WALK ROAD WELLINGTON FLORIDA 33449.

lienor furnished labor, services or materials consisting of: (Describe specially fabricated materials separately)

SAND AND FILL

on the following described real property in MIAMI DADE County, State of FLORIDA:

(Describe real property sufficiently for identification, including street and number, if known)

2001 WEST 68 STREET, HIALEAH FLORIDA

TRACTS 53,54,55,56 & TRACT 59 FLORIDA FUIT LANDS COMPANY’S SUBDIV NO 1 OF SEC 27/52140PLAT BOOK 2/17 AS RECORDED IN THE PUBLIC RECORDS OF MIAMI DADE COUNTY FLORIDA.

owned by LIFEMARK HOSPITALS OF FLORIDA INC.d/b/a PALMETTO GENERAL HOSPITAL of a total value of SIX THOUSAND FIVE HUNDRED TWENTY FIVE dollars ($6,525.00) of which there remains unpaid $6,525,000 and furnished the first of the items on 2-18-10,    and the first of the items on JOB PENDING, and (if the lien is claimed by one not in privity with the owner) that the lienor served his notice to owner on 3-10-10,                    , by CERTIFIED MAIL (Method of Service) and, (if required) that the lienor served copies of the notice on the contractor on            ,               by                      , (Method of Service) and on the subcontractor,

on                  ,              , by                                   (Method of Service)

Lienor Signature
MBZ SERVICES / ZHLENE ENGINEERING
Printed Name
By	/s/ Beatriz Zahlene
Agent Signature
Beatriz Zahlene
Printed Name

STATE OF FLORIDA               )

COUNTY OF MIAMI DADE    )

Sworn to and subscribed before me this 17th day of May 2010. (Check one:) ☒ Afflant is personally known to me. ☐ Afflant provided the following type of identification:                                                .

/s/ Marisol Padron
Notary Signature
Marisol Padron
Printed Name

1

Return to self-addressed & Stamped Envolop
Name	BARREIRO CONCRETE MATERIALS INC.
Address	9409 NW 109th Street
Medley, Florida 33178

This Instrument Prepared by:
	Merians R. Molina	Lien served via Certified Mail:
Address:	BARREIRO CONCRETE MATERIALS INC.
	9409 NW 109th Street	Hialeah Hospital Inc.
	Medley, Florida 33178	Florida Engineering & Development Corp.
Property Appraisers Parcel Identification (Folio) Number (s):		The Terracon Group, Inc.

SPACE ABOVE THIS LIEN FOR PROCESSING DATA	SPACE ABOVE THIS LIEN FOR PROCESSING DATA

CLAIM OF LIEN

STATE OF	FLORIDA
COUNTY OF	DADE

Before me, the undersigned Notary Public, personally appeared AMERICO BARREIRO who was duly sworn and says that he is the (the lienor herein) (the agent of the lienor herein)

BARREIRO CONCRETE MATERIALS INC.
LIENOR’S NAME
whose address is	9409 NW 109th Street Medley Florida 33178
(LIENOR’S ADDRESS)

and that in accordance with a contract with  Florida Engineering & Development Corp. 14505 Commerce Way Suite 750, Miami Lakes, FL 33016 lienor furnished labor, services or materials consisting of:(Describe specially fabricated materials separately)

CONCRETE  LABOR AND MATERIALS

WARNING! THIS LEGAL DOCUMENT REFLECTS THAT A CONSTRUCTION LIEN HAS BEEN PLACED ON THE REAL PROPERTY LISTED HEREIN.  UNLESS THE OWNER OF SUCH PROPERTY TAKES ACTION TO SHORTEN THE TIME PERIOD, THIS LIEN MAY REMAIN VALID FOR 1 YEAR FROM THE DATE OF RECORDING, AND SHALL EXPIRE AND BECOME NULL AND VOID THEREAFTER UNLESS LEGAL PROCEDINGS HAVE BEEN COMMENCED THE FORECLOSE OR TO DISCHARGE THIS LIEN.

On the following described real property in DADE County, State a FLORIDA (Described real property sufficiently for identification, Including [ILLEGIBLE]

2600 E 5 AVE / A/D/A/ 572 E 26 ST HIALEAH HIALEAH HOSPITAL PARKING LOT SEC 8-53/41 PS 34 PG 26 HIALEAH 13TH ADDN AMD PL REV 7 B/2 OF ALLEY LYG 5 [ILLEGIBLE] ADJ REF FOLIO #04-3108-001-1880 DADE COUNTY, FL NO NOC/BOND AVAILABLE

Owned by Hialeah Hospital, Inc. c/o Complex Property Advisors Corp., P.O.BOX 92129, Southlake, TX 76992 of a total value of  FOUR THOUSAND EIGHT HUNDRED SIXTY SEVEN Dollars [ILLEGIBLE] of which there remarks unpaid $2,780.55, and furnished the first of the items on  July 1, 2009 and the last of the items on July 6, 2009 and (if the lien is claimed by one not in privity with the owner) that the listeor served his notice to owner on 8/11/2009 by Certified Mail No. 7007 2560 0002 7626 5243 (Method of Service) and, (if required) that the lienor served copies of the notice on the contractor on                                    by                                     (Method of Service) and on the Surety                                     on                                     by                                    (Method of Service)

/s/ Americo Barreiro
Lienor Signature

BARREIRO CONCRETE MATERIALS INC

By:	Americo Barreiro
AGENT SIGNATURE
Americo Barreiro
PRINTED NAME

Sworn to and subscribed before me this 5TH day of OCTOBER 2009 by Americo Barreiro

/s/ Mariana Molina
Notary Signature
Mariana Molina
My commission expires April 19th 2010

1

Prepared By: ARTHUR YOUNG
Return to: United Rentals
6125 Lakeview Road
STE 300
Charlotte N.C. 28269
704-916-4827
Date: July, 07 2010

CLAIM OF LIEN

(Per Chapter 713 of the Florida Statues)

WARNING: THIS LEGAL DOCUMENT REFLECTS THAT A CONSTRUCTION LIEN HAS BEEN PLACED ON THE REAL PROPERTY LISTED HEREIN. UNLESS THE OWNER OF SUCH PROPERTY TAKES ACTION TO SHORTEN THE TIME PERIOD, THIS LIEN MAY REMAIN VALID FOR ONE YEAR FROM THE DATE OF RECORDING, AND SHALL EXPIRE AND BECOME NULL AND VOID THEREAFTER UNLESS LEGAL PROCEEDINGS HAVE BEEN COMMENCED TO FORECLOSE OR TO DISCHARGE THIS LIEN.

MIAMI-DADE COUNTY

STATE OF FLORIDA

Before me, the undersigned authority, personally appeared Leo Pernas, who being duly sworn, says that he/she is the authorized agent for the lienor herein, United Rentals whose address is 4301 NW 27TH AVENUE, MIAMI, FLORIDA 33142, and that in accordance with a contract with THOMASEVICH CONSTRUCTION INC, 1093953 for miscellaneous equipment rentals, sales, service, repairs, and related items, on the following described real property or leasehold in MIAMI-DADE COUNTY, FLORIDA:

for the improvement of real property indentified as:

FOLIO 0420270010660 TRACTS 53-56 & 59 FL FRUIT LANDS CO SUBD #1, SECTION 27

TOWNSHIP 52 RANGE 40, MIAMI DADE COUNTY FLORIDA MORE PARTICULARLY

DESCRIBED IN OR BOOK 27033 PAGE 3766;

2001 W 68TH ST, HIALEAH, PARKING LOT

under an order given by: THOMASEVICH CONST INC

OWNED BY:	LIFEMARK HOSPITALS FL INC
PALMETTO GENERAL HOSPITAL
3820 STATE ST
SANTA BARBARA CA 93105

For a total value of $14,772.84 of which $11303.34 remains unpaid for which United Rentals claims a lien on the above-described real property.

He further states that the lienor furnished the first of same on 03/05/2010 the last of the same on 06/17/10 the (if the lien is claimed by one not in privity with the owner that) the lienor served his Notice to the Owner on 04/09/10 by Certified mail 71073226748015459243, to the Owner by certified mail 71073226748015459250, to the General Contractor 71073226748015459274, to Financier by certified mail # N/A, and to Surety/Bond # N/A, and to other interested parties via Certified Mail 71073226748015459267. United Rentals is in Privity with the Owner.

Under penalties of perjury I declare that I have read the foregoing and the facts alleged are true, to the best of my knowledge and belief.

/s/ Leo Pernas
Authorized Agent/United Rentals, Inc

Sworn to and subscribed to before me 7/13/10 by Leo Pernas who is personally known to me.

/s/ Lissette Pantoja
Notary signature

My Commission Expires

1

EXHIBIT “B”

COPY OF TERMINATION OF LEASE

THIS INSTRUMENT PREPARED BY:

Gregg H. Fierman, Esq.

McDermott Will & Emery LLP

201 South Biscayne Boulevard

Suite 2200

Miami, Florida 33131

TERMINATION OF LEASE

THIS TERMINATION OF LEASE (“Termination”) is made as of the       day of    , 2010, by TENET GOOD SAMARITAN. INC., a Florida corporation, whose post address is c/o Tenet Healthcare Corporation, 1445 Ross Avenue, Suite 1400, Dallas, Texas 75202 Attn: Nicholas Bonrepos (“Tenet”).

WITNESSETH:

WHEREAS, by that certain Ground Lease Agreement dated September 12, 1986 (the “Lease”), by and between Good Samaritan Hospital, Inc., a Florida not-for-profit corporation (“Hospital”), as landlord, and Good Samaritan Health Systems, Inc., a Florida not-for-profit corporation (“Systems”), as tenant, Hospital leased to Systems that certain real property located in Palm Beach County, Florida, as more particularly described in Exhibit A attached hereto and made a part hereof (the “Premises”), and which Lease was evidenced by that certain Memorandum of Lease dated September 12, 1986, and recorded in Official Records Book 5007, Page 1784, of the Public Records of Palm Beach County, Florida (the “Memorandum”); and

WHEREAS, Systems conveyed to Hospital, by that certain Special Warranty Deed Transferring Title to Improvements dated November 30, 1995, the improvements located on the Premises (the “Improvements”), subject to the terms of the Lease;

WHEREAS, Systems assigned its rights as tenant under the Lease to Hospital by that certain Assignment of Ground Lease dated November 30, 1995, and recorded in Official Records Book 9014, Page 908, of the Public Records of Palm Beach County, Florida; and

WHEREAS, Hospital subsequently assigned its rights under the Lease to Tenet by that certain Memorandum of Lease Assignment dated July 1, 2001, and recorded in Official Records Book 13867, Page 579, of the Public Records of Palm Beach County, Florida; and

WHEREAS, Hospital conveyed to Tenet fee simple title to the Premises, including the Improvements, by virtue of that certain Special Warranty Deed dated July 1, 2001, and recorded in Official Records Book 12694, Page 1877, and that certain Corrective Special Warranty Deed dated July 1, 2001, and recorded in Official Records Book 12909, Page 110, all of the Public Records of Palm Beach County, Florida; and

WHEREAS, Tenet is the current holder of all of the rights, title and interest of the landlord and the tenant under the Lease; and

WHEREAS, Tenet desires to confirm the termination of the Lease and to confirm in the public records that the Lease (and the Memorandum) have been terminated and are null, void and of no further force or effect.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Tenet hereby states as follows:

1.             The foregoing recital are true and correct and made a part hereof.

2.             Tenet hereby confirms that the Lease has been terminated and that the Lease and the Memorandum are null, void and of no further force or effect.

[SIGNATURE APPEARS ON NEXT PAGE]

IN WITNESS WHEREOF, Tenet has caused this Termination to be duly executed and sealed as of the date first above written.

WITNESSES:	TENET:

TENET GOOD SAMARITAN. INC., a Florida corporation

Print Name:	By:
Print Name:
Title:
Print Name:

STATE OF	)
)SS:
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of        , 2010, by        , as a/the         of TENET GOOD SAMARITAN. INC., a Florida corporation, on behalf of said entity. He is personally known to me or has produced                  as identification.

Print Name:
Notary Public
State of
My Commission Expires:

EXHIBIT A

LEGAL DESCRIPTION

The South 165 feet of the North 495 feet of Government Lot 6, Section 15, Township 43 South, Range 43 East, West Palm Beach, Palm Beach County, Florida.